Exhibit 24

                       POWER OF ATTORNEY

      The  undersigned,  members of the Board  of  Directors  and
Officers   of   SALTON  SEA  FUNDING  CORPORATION,   a   Delaware
corporation (the "Company"), and the following companies:

               Salton Sea Brine Processing, L.P.
               Salton Sea Power Generation, L.P.
               Fish Lake Power Company
               Vulcan Power Company
               CalEnergy Operating Company
               Salton Sea Royalty Company
               BN Geothermal Inc.
               San Felipe Energy Company
               Conejo Energy Company
               Niguel Energy Company
               Vulcan/BN Geothermal Power Company
               Leathers, L.P.
               Del Ranch, L.P.
               Elmore, L.P.

hereby constitute and appoint Steven A. McArthur as his true  and
lawful   attorney-in-fact  and  agent,   with   full   power   of
substitution and resubstitution, for and in his stead, in any and all capacities, to sign on his behalf the Company's Form 10-K Annual Report for the fiscal year ending December 31, 1997 and to execute any amendments thereto and to file the same, with all
exhibits   thereto,  and  all  other  documents   in   connection
therewith, with the Securities and Exchange Commission and applicable stock exchanges, with the full power and authority to do and perform each and every act and thing necessary or advisable to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated as of March 27, 1998.

/s/ David L. Sokol                  /s/ Gregory E. Abel
________________________________   ________________________________
DAVID L. SOKOL                     GREGORY E. ABEL

/s/ Frederick L. Manuel            /s/ Alan J. Wells
________________________________   ________________________________
FREDERICK L. MANUEL                ALAN J. WELLS

/s/ Patrick J. Goodman
________________________________
PATRICK J. GOODMAN